                        DEFINITIVE INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /
      Check the appropriate box:
      / /        Preliminary Information Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
      /X/        Definitive Information Statement

                      INT MEDIA GROUP, INCORPORATED
------------------------------------------------------------
      (Name of Registrant As Specified In Its Charter)

                      INT MEDIA GROUP, INCORPORATED
------------------------------------------------------------
      (Name of Person(s) Filing Information Statement)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14c-5(g) and
           0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                         INT MEDIA GROUP, INCORPORATED
                           23 OLD KINGS HIGHWAY SOUTH
                                DARIEN, CT 06820
                             PHONE: (203) 662-2800

                            ------------------------
                             INFORMATION STATEMENT
                            ------------------------

    This Information Statement is furnished by the Board of Directors (the "Board") of INT Media Group, Incorporated (the "Company") to stockholders of the Company pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with an amendment (the "Amendment") to the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") of the Company authorizing the change in the Company's corporate name from INT Media Group, Incorporated to Jupitermedia Corporation. The Amendment has been unanimously approved by the Board. As required by the Delaware General Corporation Law (the "DGCL"), the Amendment has been approved by the holders of a majority of the outstanding shares of the Company's common stock by written consent in lieu of a meeting pursuant to
Section 228(a) of the DGCL. The Amendment will become effective upon the filing of a Certificate of Amendment of the Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware which, pursuant to Rule 14c-2 under the Exchange Act, will not take place until a date at least
20 days following the date on which this Information Statement is mailed to the stockholders of the Company.

    This Information Statement will also serve as notice to stockholders of an action taken by less than unanimous written consent as required by
Section 228(e) of the DGCL.

    This Information Statement will be mailed to stockholders on or about August 14, 2002.

        STOCKHOLDERS OF THE COMPANY ARE NOT BEING ASKED FOR A PROXY AND
                 ARE NOT REQUESTED TO SEND THE COMPANY A PROXY.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    As of June 30, 2002, there were issued and outstanding 25,333,077 shares of common stock, par value $.01 per share (the "Common Stock"), the only outstanding class of voting securities of the Company. Each share of Common Stock entitles its holder to one vote.

                      PRINCIPAL STOCKHOLDERS AND SECURITY
                            OWNERSHIP OF MANAGEMENT

SECURITY OWNERSHIP OF OWNERS OF MORE THAN FIVE PERCENT OF THE OUTSTANDING SHARES OF COMMON STOCK, DIRECTORS, EXECUTIVE OFFICERS AND ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

    The following table sets forth certain information, as of June 30, 2002, concerning beneficial ownership of the Common Stock (calculated based on 25,333,077 shares outstanding) by (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of the Common Stock, (ii) each director of the Company, (iii) each named executive officer as defined in Item 402(a)(3) of Regulation S-K under the Securities Act of 1933, as amended, and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, all amounts reflected in the table represent shares the beneficial owners of which have sole voting and investment power.

                                                                                 AMOUNT AND
                                                                                 NATURE OF
               NAME OF                                ADDRESS OF                 BENEFICIAL    PERCENT OF
           BENEFICIAL OWNER                        BENEFICIAL OWNER              OWNERSHIP      CLASS(1)
--------------------------------------  --------------------------------------  ------------   ----------
Alan M. Meckler.......................  c/o INT Media Group, Incorporated
                                        23 Old Kings Highway South
                                        Darien, CT 06820                          13,867,265(2)    54.7%
Christopher S. Cardell................  c/o INT Media Group, Incorporated
                                        23 Old Kings Highway South
                                        Darien, CT 06820                             613,554       2.4%
Michael J. Davies.....................  15925 Old York Road
                                        Monkton, MD 21111                              6,499         *
Gilbert F. Bach.......................  75 East End Avenue
                                        New York, NY 10028                            25,999         *
William A. Shutzer....................  520 East 86th Street
                                        New York, NY 10028                           429,062       1.7%
Christopher J. Baudouin...............  c/o INT Media Group, Incorporated
                                        23 Old Kings Highway South
                                        Darien, CT 06820                             123,187(3)       *
All directors and executive officers
as a group (six persons)..............                                            15,065,566      59.5%
Royce & Associates, Inc...............  1414 Avenue of the Americas
                                        New York, NY 10019                         3,366,600(4)    13.3%

--------------------------
(*)   Less than one percent

(1) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 1,495,214 shares held in trusts established for the benefit of Mr. Meckler's four children and over which Mr. Meckler exercises investment control, 50,000 shares donated by Mr. Meckler to the Meckler Foundation, a non-profit charitable foundation founded by Mr. Meckler and for which he acts as a trustee, 7,100 shares purchased by the Meckler Foundation, 88,100 shares purchased by Mr. Meckler's mother and 62,200 shares held in a trust for the benefit of Mr. Meckler's mother and over which Mr. Meckler exercises investment control.

(3) Includes 500 shares held in a trust for the benefit of Mr. Baudouin's child. Mr. Baudouin exercises investment control over this trust.

(4) Royce & Associates' beneficial ownership set forth above is based on the record ownership of these shares as reported in filings by Royce & Associates with the Securities and Exchange Commission.

                  AMENDMENT TO CERTIFICATE OF INCORPORATION--
                            CHANGE IN CORPORATE NAME

REASON FOR THE NAME CHANGE FROM INT MEDIA GROUP, INCORPORATED TO JUPITERMEDIA
  CORPORATION

    The Amended and Restated Certificate of Incorporation is being amended to change the name of the Company from INT Media Group, Incorporated to Jupitermedia Corporation. The Board of Directors has determined that it is in the best interests of the Company to change the corporate name from INT Media Group, Incorporated to Jupitermedia Corporation.

APPROVAL REQUIRED

    The Board has unanimously approved the Amendment. Stockholders holding in the aggregate a majority of the outstanding shares of Common Stock, the only class of capital stock of the Company outstanding and entitled to vote, have adopted a resolution by written consent in lieu of a meeting pursuant to
Section 228(a) of the DGCL approving the Amendment. The Board has not solicited any proxies or consents from any other stockholders in connection with this action.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

    Unless the registrant has received instructions to the contrary from one or more of the security holders, only one information statement will be delivered to multiple security holders sharing an address. Upon written or oral request, a separate copy of the information statement will be delivered to a security holder at a shared address to which a single copy of the documents was previously delivered. If a security holder wishes to notify the Company that such security holder would like to request a separate copy, the security holder can contact the Company by sending a written request to 23 Old Kings Highway South, Darien, CT 06820 or by calling (203) 662-2800. Security holders sharing an address can also request that a single copy of the information statement be mailed to the address if such security holders are currently receiving multiple copies by contacting the Company via the contact information set forth above.

                                                       By Order of the Board of Directors

                                                       /s/ CHRISTOPHER S. CARDELL
                                                       Christopher S. Cardell
                                                       SECRETARY

August 12, 2002